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                            THE WESTWOOD GROUP, INC.

                 EXECUTIVE NON-QUALIFIED STOCK OPTION AGREEMENT


         AGREEMENT made as of the __th day of October, 1997, by and between The Westwood Group, Inc. (the "Corporation") and ________ (the "Executive").

                               W I T N E S S E T H
                               - - - - - - - - - -

         WHEREAS, the Board of Directors of the Corporation (the "Board") has approved the grant, in connection with Executive's service as an executive officer of the Corporation, of non-qualified stock options to the Executive to purchase common stock of the Corporation, par value $.01 per share (the "Stock");

         NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

         1.       GRANT OF OPTION.

         Subject to the terms and conditions hereinafter set forth, the Corporation hereby grants to the Executive, as of October __,1997 (the "Date of Grant"), an option to purchase up to _____ shares of Stock at a price of $3.00 per share (the "Option"). The ceiling stated in the previous sentence on the maximum number of shares which may be acquired under the Option is referred to herein as the "Number of Option Shares". The Executive may exercise the Option in whole at any time or in part from time to time.

         In the event of a consolidation or merger of the Corporation in which the Corporation is not the continuing or surviving entity within six months of the Date of Grant, the Corporation shall require the continuing or surviving entity to offer an equivalent (in number of option shares, exercise price, vesting, term, and economic value) stock option (to the Option) in such entity or affiliate thereof to the unexercised portion of the Number of Option Shares. Such equivalent stock option shall be upon terms which are materially no less favorable to Executive than the terms of the Option.

         2.       TYPE OF OPTION.

         The Option granted hereunder is intended by the parties hereto to be, and shall be treated as, a "non-qualified" stock option.


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         3.       TERMINATION OF OPTION.

         The Option shall have a term of ten (10) years from the Date of Grant and shall terminate at the expiration of such period, unless terminated at an earlier date pursuant to the further provisions of this Agreement.

         In the event that Executive shall resign as officer of the Corporation without the consent of the Board (such consent in the Board's sole discretion), the Option shall be exercisable to the extent vested on such date for the longer of (i) ninety (90) days from the effective date of resignation, or (ii) one hundred ninety (190) days from the Date of Grant.

         Subject to the foregoing, in the event of the Executive's death, the Option may be exercised by the Executive's legal representative, but only to the extent that the Option was exercisable as of the date of death.

         4.       EXERCISE PROCEDURES.

         The Executive may exercise the Option with respect to all or any part of the whole number of shares then exercisable by giving the Secretary of the Corporation written notice of intent to exercise. Such notice shall specify the number of shares as to which the Option is to be exercised and the exercise date, which date shall be at least five (5) days after the giving of such notice unless the Corporation and the Executive shall have agreed upon an earlier time. Full payment (in U.S. dollars) by the Executive of the Option price for the shares purchased shall be made on or before the exercise date specified in such notice in cash, or, in the event that the Board shall, in its sole discretion, determine that the Option shall be exercisable by tendering shares of Stock of the Corporation, the Option price may be paid in whole or in part through the surrender of shares of Stock at the fair market value of such shares determined as of the last trading date prior to the date on which the Option is exercised.

         On the exercise date specified in the Executive's notice or as soon thereafter as is practicable, the Corporation shall, without transfer or issue tax or other incidental expense to the Executive, cause to be delivered to the Executive, a certificate or certificates for such shares (out of theretofore unissued shares or reacquired shares, as the Corporation may elect) upon payment for the shares.

         If the Executive fails to pay for any of the shares specified in such notice or fails to accept delivery thereof, the Executive's right to purchase such shares may be terminated by the Corporation. The date specified in the Executive's notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full shall have been received by such date.



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         5.       SECURITIES LAW REPRESENTATIONS.

         The Executive hereby represents and warrants to the Corporation that:
(1) the Executive will comply with all applicable conditions of the Securities Act of 1933, as amended (the "1933 Act"), and the rules and regulations promulgated thereunder, in effecting any sale of shares of Stock subject to the Option, and (2) the Executive shall not dispose of any such shares in any manner that is, or as may involve the Corporation in, a violation of any federal or state securities law, including the 1933 Act.

         If at any time, and as often as, the Board shall determine, in its discretion, that the listing, registration or qualification of the shares subject to this Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, or the giving of any investment representation, or the making of any investment agreement, or the notation of any restriction on transfer on the certificate or certificates representing such shares, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares under this Option, no shares shall be issued or purchased under this Option unless and until such listing, registration, qualification, consent, approval, representation, agreement or notation shall have been effected or obtained free of any conditions not acceptable to the Board. The Corporation shall in no event be obligated to register any securities pursuant to the 1933 Act or to take any other affirmative action in order to cause the exercise of this Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

         6.       CERTAIN CORPORATE CHANGES.

         In the event of a reorganization, recapitalization, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, or similar event, the Corporation shall make a corresponding adjustment in the number and kind of shares subject to the Option, or in the Option price. Such adjustments shall be made by the Board, whose determination shall be final, binding and conclusive. Such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to this Option.

         7.       NO RIGHTS OF SHAREHOLDER.

         Neither the Executive nor any personal representative of the Executive shall be, or have, any of the rights and privileges of a shareholder of the Corporation with respect to any shares subject to the Option, in whole or in part, except to the extent that certificates for such shares shall have been issued upon the exercise of the Option as provided for herein.

         8.       NON-TRANSFERABILITY OF OPTION.

         During the Executive's lifetime, the Option shall be exercisable only by the Executive or by a guardian or legal representative of the Executive and neither the Option shall be


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transferable, except by will or by the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In the event of any attempt by the Executive to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, the Corporation may terminate the Option by notice to the Executive and the Option and all rights hereunder shall thereupon become null and void.

         9.       EMPLOYMENT NOT AFFECTED.

         Neither the granting of the Option nor its exercise shall be construed as granting to the Executive any right with respect to continuance of service as an officer of, or employment by, or affiliation with the Corporation or any subsidiary. Except as may otherwise be limited by any written employment or other agreement between the Corporation or any subsidiary and the Executive, the right of the Corporation or any subsidiary to terminate at will the Executive's employment or affiliation with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by the Corporation or any subsidiary.

         10.      WITHHOLDING TAXES.

         Whenever shares of Common Stock are to be issued upon exercise of this Option, the Corporation shall have the right to require the Executive to remit to the Corporation an amount sufficient to satisfy all Federal, state and local income, excise, employment and other withholding tax requirements prior to the delivery of any certificate or certificates for such shares as required by law.

         11.      AMENDMENT OR CANCELLATION OF THE OPTION.

         The Option may be amended or canceled by the Board at any time with the Executive's consent.

         12.      NOTICE.

         Any notice to the Corporation provided for in this instrument shall be addressed to the Corporation in care of its Secretary, and any notice to the Executive shall be addressed to the Executive at the current address shown on the records of the Corporation. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

         13.      GOVERNING LAW.

         The validity, construction, interpretation and effect of this instrument shall exclusively be governed by, and determined in accordance with, the internal substantive laws of The



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Commonwealth of Massachusetts, except to the extent preempted by federal law, which shall to that extent govern.










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         IN WITNESS WHEREOF, the Corporation has caused its duly authorized officers to execute and attest this Non-Qualified Stock Option Agreement, and to apply the corporate seal hereto, and the Executive has placed his signature hereon, effective as of the Date of Grant.

[CORPORATE SEAL]                             THE WESTWOOD GROUP, INC.

Attest:


                                             By:
---------------------------                      -------------------------------
Secretary                                    Title:



                                             -----------------------------------
                                             Executive Name:



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